CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

Exhibit 10.8

AMENDMENT NO. 6 TO LETTER AGREEMENT

THIS AMENDMENT NO. 6 TO LETTER AGREEMENT (this “Amendment No. 6”) is made and entered into as of this 19th day of October, 2010 (the “Effective Date”) by and between New United Motor Manufacturing, Inc., a California corporation (“Seller”), and Tesla Motors, Inc., a Delaware corporation (“Buyer”).

RECITALS:

A. Seller and Buyer entered into that certain Letter Agreement dated May 26, 2010 (the “Original Letter Agreement”), as amended by (i) that certain Amendment No. 1 to Letter Agreement dated June 15, 2010, (ii) those certain e-mail amendments extending the Closing Date dated October 1, 2010 and October 8, 2010, (iii) that certain Amendment No. 4 to Letter Agreement dated October 13, 2010, and (iv) that certain Amendment No. 5 to the Letter Agreement dated October 15, 2010 (as amended, the “Letter Agreement”) pursuant to which Seller agreed to sell and Buyer agreed to purchase that certain real property in the County of Alameda, State of California, commonly known as 45500 Fremont Boulevard, Fremont, California, as more particularly described in the Letter Agreement (“Property”), on all of the terms and conditions set forth therein.

B. Seller and Buyer now desire to enter into this Amendment No. 6 to amend the Letter Agreement on the terms and conditions set forth in this Amendment No. 6.

NOW THEREFORE, in consideration of the promises, terms and conditions contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

A. Defined Terms and Recitals. Except as otherwise defined herein, all capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Letter Agreement. Seller and Buyer hereby agree that the recitals set forth hereinabove are true and correct and incorporated into this Amendment No. 6.

B. Modifications to Letter Agreement. The parties agree that from and after the date of this Amendment No. 6, the Letter Agreement shall be modified as follows:

1. Building Systems Spare Parts. The parties hereby acknowledge and agree that certain personal property commonly referred to by the parties as the “Building Systems Spare Parts” (located in that certain area described on Schedule 1 attached hereto and made a part hereof) are part of the “Property” as defined in the Original Letter Agreement. At the Closing, Seller shall transfer title to such Building Systems Spare Parts by a bill of sale in the form attached hereto as Exhibit A.

2. Demolition of Model S Area. Seller shall, at its sole cost and expense, cause the demolition of that certain area commonly referred to by the parties as the “Model S Area” and more particularly described on Schedule 2 attached hereto and made a part hereof. Seller shall endeavor to complete such demolition on or before March 31, 2011, subject to any force majeure delays. As used herein, “force majeure delays” shall include any delays

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

attributable to labor stoppage, interruptions in the supply of utilities, material shortage, the imposition of building moratoria or other laws or governmental requirements that prevent or delay work, acts of war, terrorism or civil unrest, weather conditions, or acts of God or actions of governmental agencies with jurisdiction over the Property, or any other events, conditions or circumstances outside of the reasonable control of Seller. The provisions set forth in this paragraph shall survive Closing.

3. Phase 2 Water Service. Buyer hereby acknowledges receipt of a copy of that certain First Amendment to the Water Service Agreement, dated July 22, 2010, by and between Seller and The Alameda County Water District (“ACWD”), pursuant to which Seller elected not to cause the ACWD to construct “Phase 2” of a twelve inch pipeline to provide water service from the San Francisco Public Utilities Commission water system to the Property (the “Phase 2 Water Service”).

Notwithstanding anything to the contrary set forth in the Letter Agreement, Buyer hereby acknowledges and agrees that in no event shall Seller have any obligation to provide the Phase 2 Water Service to the Property, or have any liability in connection with any failure to provide the Phase 2 Water Service to the Property.

4. Temporary Water Pipeline Easement. At Closing, Seller and Buyer shall enter into a Utility Easement Agreement burdening that certain parcel adjacent to the Property commonly known as 45500 Fremont Boulevard, Fremont, California (“Parcel 3”) (the “Parcel 3 Utility Easement Agreement”), pursuant to which Seller shall grant to Buyer (a) a temporary easement over that certain area in which the existing pipeline (which previously provided water service from the San Francisco Public Utilities Commission water system to the Property) is located (the “Existing Pipeline Easement Area”), and (b) an easement over that certain area along the eastern and northern boundaries of Parcel 3 (as more particularly described in the Parcel 3 Utility Easement Agreement) (the “New Pipeline Easement Area”). Buyer hereby agrees to promptly and diligently complete the construction of a new pipeline in the New Pipeline Easement Area after Closing. Notwithstanding the foregoing, the easement over the Existing Pipeline Easement Area shall automatically terminate with no further action required by either party upon the earlier of (c) the completion of the construction of a new pipeline in the New Pipeline Easement Area or (d) December 31, 2011, and upon such termination, Buyer shall have no further rights to use the existing pipelines located in the Existing Pipeline Easement Area. Furthermore, notwithstanding anything to the contrary set forth herein, if Buyer fails to complete the construction of a new pipeline in the New Pipeline Easement Area on or before December 31, 2012, the easement over the New Pipeline Easement Area shall automatically terminate with no further action required by either party. The parties hereby acknowledge and agree that Seller’s sole remedy in the event that Buyer fails to complete any construction in the time periods set forth herein shall be the automatic termination of the applicable easements. The provisions set forth in this paragraph shall survive Closing.

5. Phase I Environmental Report. Seller shall cause that certain draft “Phase I” environmental report prepared by Iris Environmental Consulting to be completed by December 31, 2010 to ASTM standards and certified to Buyer and its lender, the United States

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

Department of Energy, after Closing at Seller’s sole cost and expense. The provisions set forth in this paragraph shall survive Closing.

6. Matters relating to the Development of Parcels 1 and 3.

(a) At Closing, Buyer shall deposit into escrow one (1) original of the duly executed letter in the form attached hereto as Exhibit B and made a part hereof.

(b) Without limiting the provisions set forth in Sections 4(e) and (f) of, and in accordance with, the Letter Agreement (as amended hereby), after Closing, Buyer hereby agrees to cooperate in good faith with any reasonable requests by Seller (which requests may include, without limitation, meetings in person or over the phone, letters or other communications with the City of Fremont and/or any potential buyers of Parcel 3 or that certain parcel adjacent to the Property commonly known as 45300 Fremont Boulevard, Fremont, California (“Parcel 1”)) to affirm its commitment not to object to future mixed use development (which includes residential use as a component of mixed use) of Parcel 3 and Parcel 1 consistent with the continued use of Parcel 2 as an automobile manufacturing facility. The provisions set forth in this paragraph shall survive Closing.

7. Easement Agreements. At Closing, Seller and Buyer shall each deposit into escrow the following items:

(a) One (1) original of the duly executed and acknowledged Grant of Exclusive Railroad Spur Easement (the “Exclusive Railroad Spur Easement”);

(b) One (1) original of the duly executed and acknowledged Grant of Exclusive Roadway Easement affecting the area commonly known by Seller and Buyer as “Contractor Road” (the “Exclusive Roadway Easement”);

(c) One (1) original of the duly executed and acknowledged Grant of Exclusive Easement affecting a portion of the northern parking lot of the Property (the “Exclusive Parking Easement”);

(d) One (1) original of the duly executed and acknowledged Grant of Roadway Easement burdening Parcel 1 (the “Parcel 1 Roadway Easement”);

(e) One (1) original of the duly executed and acknowledged Grant of Roadway Easement burdening the Property (the “Parcel 2 Roadway Easement”);

(f) One (1) original of the duly executed and acknowledged Grant of Roadway Easement burdening Parcel 3 (the “Parcel 3 Roadway Easement”);

(g) One (1) original of the duly executed and acknowledged Grant of Utility Easement burdening Parcel 1 (the “Parcel 1 Utility Easement”);

(h) One (1) original of the duly executed and acknowledged Grant of

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

Utility Easement burdening the Property (the “Parcel 2 Utility Easement”);

(i) One (1) original of the duly executed and acknowledged Grant of Utility Easement burdening Parcel 3 (the “Parcel 3 Utility Easement”);

(j) One (1) original of the duly executed and acknowledged Grant of Storm Drainage Easement burdening Parcel 1 (the “Parcel 1 Storm Drainage Easement”);

(k) One (1) original of the duly executed and acknowledged Grant of Storm Drainage Easement burdening the Property (the “Parcel 2 Storm Drainage Easement”); and

(l) One (1) original of the duly executed and acknowledged Grant of Storm Drainage Easement burdening Parcel 3 (the “Parcel 3 Storm Drainage Easement”).

8. Post-Closing Lot Line Adjustment. Seller and Buyer shall diligently and in good faith pursue the recordation of lot line adjustments to make permanent the Exclusive Railroad Spur Easement, the Exclusive Roadway Easement and the Exclusive Parking Easement being executed by the parties and recorded at Closing, pursuant to which lot line adjustments (i) the approximately 2.52 acres of land currently situated on Parcel 1 that will be subject at Closing to the Exclusive Railroad Spur Easement shall be added to and become a part of Parcel 2, (ii) the approximately 6.6 acres of land currently situated on Parcel 3 commonly referred to by the parties as “Contractor Road” that will be subject at Closing to the Exclusive Roadway Easement shall be added to and become a part of Parcel 2, and (iii) the approximately 4.52 acres of land currently situated on Parcel 2 (comprising a portion of the parking lot currently located on Parcel 2) that will be subject at Closing to the Exclusive Parking Easement shall be added to and become a part of Parcel 1, the costs of which shall be shared equally by the parties. Seller and Buyer shall execute mutually agreeable grant deeds and other appropriate conveyancing documents to effectuate the lot line adjustments, transferring the properties to the applicable parties on an “as is” basis (subject to the terms of the Trust Agreement), which deeds and other documents shall be subject only to the title exceptions existing as of the date of this Amendment No. 6 and such other matters as may be reasonably approved by the applicable grantee. If, despite the parties’ diligent and good faith efforts, the lot line adjustments are not recorded within one (1) year after Closing, then such obligation shall terminate, and the Exclusive Railroad Spur Easement, the Exclusive Roadway Easement and the Exclusive Parking Easement shall each continue in perpetuity pursuant to their terms. The provisions set forth in this paragraph shall survive Closing.

9. Air Permit Transfer.

(a) Within five business days of Closing, Buyer and Seller will complete and file with the applicable government agencies all forms necessary to transfer the source-specific permits that comprise the Title V permit, as well as the Title V permit itself (collectively, the “Permits”) to Buyer.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

(b) In consideration for the transfer of the Permits, Buyer shall pay to Seller Six Million Five Hundred Thousand Dollars ($6,500,000.00), the sum of which shall be placed into escrow by Buyer at Closing. Upon written approval of the transfer of the Permits by applicable governmental agencies from Seller to Buyer, Title Company shall release the full sum of Six Million Five Hundred Thousand Dollars ($6,500,000.00) to Seller.

(c) Seller represents, to the best of its knowledge, that the Permits include rights to emit or bank approximately one thousand, eight hundred (1800) tons/year (“TPY”) of volatile organic compounds (“VOCs”), sixty six (66) TPY of oxides of nitrogen (“NOx”) and ninety six (96) TPY of carbon monoxide (“CO”) (collectively “Pollutants”). These rights to emit or bank such Pollutants shall transfer with the Permit. Buyer believes, based on its internal estimates, these rights are in excess of the amount required to produce a minimum of two hundred fifty thousand (250,000) vehicles per year.

(d) The provisions of this Section B 9 shall survive the Closing.

10. Mutual Releases.

(a) Seller and Buyer each hereby acknowledge and agree that as of the Effective Date, neither party has any actual knowledge of any defaults under the Letter Agreement on the part of the other party which have not been cured or waived. Without limiting the provisions set forth in Section 4(o) of the Original Letter Agreement, and any matters set forth in any document executed and delivered concurrently with or after Closing (including, without limitation, those certain Trust Agreement and Access Agreement, each entered into by Seller and Buyer as of the Closing Date), each party (the “Releasing Party”), on behalf of itself and its successors and assigns waives its right to recover from, and forever releases and discharges, the other party, its affiliates, investment manager, and the partners, trustees, shareholders, directors, officers, employees and agents of each of them, and their respective heirs, successors, personal representatives and assigns (collectively, the “Released Parties”), from any and all demands, claims, legal or administrative proceedings, losses, liabilities, damages, penalties, fines, liens, judgments, costs or expenses whatsoever (including, without limitation, attorneys’ fees and costs), whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with the breach by any party under the terms of the Letter Agreement, where such breach originated prior to the Closing Date; provided, however, that such waiver and release from the Releasing Party to the Released Parties will not affect or in any way limit either party’s rights with respect to (i) any representations and warranties provided by either party and set forth in the Original Letter Agreement; or (ii) NUMMI’s obligation to complete the Decommissioning Plan; or (iii) the obligation by NUMMI to pay brokers’ fees in connection with the transaction.

(b) In connection with subsection (a), each party expressly waives the benefits of Section 1542 of the California Civil Code, which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

(c) The provisions of this Section B.10 shall survive the Closing.

11. Agreement Regarding Machinery and Equipment Property Taxes. The parties hereby acknowledge and agree that Seller is permitted to remove any machinery and equipment owned by Seller that is located on the Property, or to abandon any such machinery and equipment, on or before March 31, 2011, and that any machinery and equipment that remains on the Property after March 31, 2011 shall be deemed abandoned by Seller. Seller shall have no obligation to remove such abandoned machinery and equipment from the Property. With respect to such abandoned machinery and equipment, including all items classified for tax purposes as either personal property or fixtures (“Residual Equipment”), the parties hereby acknowledge and agree as follows:

(a) Seller has actively but unsuccessfully sought to market and sell the Residual Equipment, through third-party auction companies (including, without limitation, Hilco Industrial and Maynards Industries) and otherwise.

(b) Notwithstanding Seller’s aforementioned efforts, the Residual Equipment was not sold or otherwise transferred to third parties. The parties agree that the Residual Equipment has no value and that its age and condition indicates that the market value is zero.

(c) At such time as the parties may agree, but in any event no later than March 31, 2011, Seller agrees to convey and transfer at no charge to Buyer all of Seller’s ownership interest in the Residual Equipment, and Buyer agrees to accept ownership interest in the Residual Equipment. Seller shall transfer title to such Residual Equipment by a bill of sale in the form attached hereto as Exhibit A.

(d) Upon such conveyance, Buyer shall accept ownership of such Residual Equipment, and shall be solely responsible for any demolition or removal of the Residual Equipment from the Property.

(e) Subject to the provisions set forth in Paragraph 4(m) of the Letter Agreement with respect to Seller’s winding-up of its affairs, Seller hereby agrees to cooperate with Buyer (to the extent that appropriate employees of Seller are available) to identify each of the assets constituting the Residual Equipment.

(f) The provisions of this Section B.11 shall survive the Closing.

12. Payment of Real and Personal Property Taxes. At Closing, First American Title Insurance Company (“Title Company”) shall withhold from Seller’s proceeds the sum of Seven Million Twenty-Two Thousand Two Hundred Twenty-One Dollars and sixty-six cents ($7,022,221.66) and shall apply such funds as provided in this Paragraph B.12 (the “Holdback Funds”). Five Million Three Hundred Sixteen Thousand Three Hundred Eighty Dollars and forty-one cents ($5,316,380.41) of the Holdback Funds shall be used to pay the first installment of real and personal property taxes due for the 2010-2011 tax year, which installment shall be paid in full by Title Company on the Closing Date or promptly thereafter. The balance of the Holdback Funds (the “Remainder Funds”) shall be applied against the then-current second

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

installment of real and personal property taxes for the 2010-2011 tax year. Buyer hereby covenants and agrees that it shall pay the balance of the second installment of such real and personal property taxes (in excess of the Remainder Funds) via wire to the Title Company on or before April 1, 2011. Seller and Buyer shall request that Title Company cooperate with Buyer, and Buyer hereby agrees that it shall cooperate with the Title Company, so that the second installment of such real and personal property taxes can be paid by Title Company in a single lump sum installment on or before April 4, 2011. In the event Buyer fails to wire in its funds into escrow reflecting the balance of such second installment on a timely basis (time being of the essence), then Title Company shall be authorized (without further instructions from any party) to disburse the Remainder Funds to Seller and Seller shall thereafter use commercially reasonable and good faith efforts to pay such Reminder Funds to the Tax Collector, either directly or in coordination with Buyer, provided that Seller shall not be responsible for any penalties or costs attributable to a late payment. Seller and Buyer acknowledge that Title Company is retaining the Holdback Funds and the Remainder Funds as a convenience to the parties hereto and that Title Company shall not be responsible for any penalties or costs attributable to late payments. The provisions set forth in this paragraph shall survive closing.

C. No Further Modifications. Except as set forth herein, the Letter Agreement remains unmodified and in full force and effect. In the event of any inconsistency between the provisions of the Letter Agreement and this Amendment No. 6, the terms of this Amendment No. 6 shall control, except that the definition of the term “Seller” as used in the Letter Agreement, which includes Seller’s designee, shall apply to this 6th Amendment.

D. Governing Law. This Amendment No. 6 shall be governed by, construed and enforced in accordance with, the laws of the State of California.

E. Counterparts. This Amendment No. 6 may be executed in two or more counterparts, which when taken together shall constitute one and the same instrument. The parties contemplate that they may be executing counterparts of this Amendment No. 6 transmitted by facsimile and agree and intend that a signature by facsimile machine shall bind the party so signing with the same effect as though the signature were an original signature.

[Signatures on following page]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 6 to be executed as of the day and year first written above.

SELLER:	New United Motor Manufacturing, Inc., a California corporation

	By:	/s/ K. Kelley McKenzie
	Name:	K. Kelley McKenzie
	Title:	General Counsel and Secretary

BUYER:	Tesla Motors, Inc., a Delaware corporation

	By:	/s/ Deepak Ahuja
	Name:	Deepak Ahuja
	Title:	CFO

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

SCHEDULE 1

BUILDING SYSTEMS SPARE PARTS

Power Distribution parts- Located in “tunnel” 2-Q-22

	Size
Buss	1600 A	3000A
Westinghouse	62	14
Square D	30	2
Plus misc. “L” and “T” sections, etc.

Tap box
Westinghouose	10
Square D	6
Tripac	12

Breakers
Westinghouse	3
Square D	6

Tri-Pac
Westinghouse	5
Square D	4

We also have replacement trip units for
Tri-Pacs, fuses, etc. in the tunnel.

Lighting parts- Next to scheduling deck

Lighting	Orion Fixtures 6 lamp	200	in boxes @ 2-K-18
	lamps 8’	25	boxes
	lamps 4’	6	boxes
	Misc. HID lamps	50	boxes (24 shelves)
	Misc Ballast	100	(40 shelves)
	Misc parts	3	cabinets. Breakers, connectors, fuses, etc.

ASH parts- Next to scheduling deck
ASH support	Filters	250	boxes (motor room & tunnel)
	Pink Roll filter	6	rolls (back of shop)
	motors 30hp	1	(motor room)

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

motors 40hp	2	(motor room)
motors 50hp	1	(motor room)
motors 75hp	1	(motor room)

A/C parts- In Facilities shop 2-M-25

Multiple parts associated with repairing and maintaining A/C units

Filters, refrigerant, etc.

Spare parts crib- In Facilities shop 2-M-25

All parts associated with maintaining the plant including

Ballasts, restroom parts, door repair parts and consumable parts for general repair.

Spare motors for ASH In Motor Room 2-E-34 and 2-B-16

(see ASH parts)

Sump pump parts- 1-YY-5

There are a few replacement sump pumps at this location.

Water treatment spare parts- In the “canopy” near Gen Stores Rec.

Replacement pumps and general spare parts for water treatment plant

Compressor spare parts- Compressor house and 2-B-16

Some electrical parts for maintaining the compressors

Also located in this crib: Crane spare motors, gearboxes, etc.

[Depiction attached]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

# FREMONT FACILITY SPARE PARTS STORAGE LOCATIONS AND BASIC CONTENT

Water Treatment Facility Parts: Located under the Haz. Materials Storage Canopy (LOCK #2674)
• Replacement parts, hoses, small pumps, vacuums, pressure washers (4), shovels, brooms, racks
MODEL 5 PLASTICS
Compressor Parts: Tesla locks to be installed 10/8/2010. LOCK # 2674
• spare parts for compressors are stored in multiple storage lockers in the compressor building
Sump Pump Parts: Located at F-5, First Floor (No lock possible. Door has core lock in place)
• Small and large sump pumps, hoses, CAM lock fittings
Power Distribution Spare Parts: Located in tunnel area Q-22, Second Floor (LOCK # 2674)
BUSS
• Westinghouse: 1600 AMPS - 62 pieces
3000 AMPS - 14 pieces
• Square D: 1600 AMPS - 30 pieces
3000 AMPS - 2 pieces
• Additional miscellaneous "L" and "T" sections
TAP BOX
• Westinghouse: 10 each
• Square D: 8 each
• Tripacs: 12 each
BREAKERS
• Westinghouse: 2 each
• Square D: 6 each
TRIPACS
• Westinghouse: 5 each
• Square D: 4 each
• Additional replacement trip units for Tripacs
Spare Parts Crib: Located in the Facilities Shop M-25, Second Floor (LOCK # 2440)
• All parts associated with maintaining the plant including ballasts, restroom parts, door repair parts and consumable parts for general repair
Lighting Parts: Located next to the Assembly Scheduling Deck K-22, Second Floor
[redacted]
Lighting Components
• Orion light fixtures: 18 each
• Fluorescent lamps: 200 each
• Misc. HID lamps: 10 boxes
• Misc. Ballasts 100 each
• Misc. parts (breakers, connectors, fuses, pendants, etc.): 3 cabinets
ASH Parts: [redacted]
ASH support Filters 200 boxes (motor room & tunnel)
• pink roll filter 8 rolls (back of shop)
• motors 30 hp 1 (motor room)
• motors 40 hp 2 (motor room)
• motors 50 hp 1 (motor room)
• motors 75 hp 1 (motor room)
Air Conditioner Parts: Located in Facilities Maintenance Shop M-25, Second Floor (LOCK # 2674)
• Multiple misc. parts associated with repairing and maintaining A/C units (filters, refrigerant, hoses, oil, gauges, fittings)
Motor Rooms: Located at E-34 and B-16, Second Floor (Lock #2440)
• Spare Motors, sheaves, belts, misc gauges, valves, for ASH's
Motor Rooms: Located at E-34 and B-16, Second Floor (Lock #2440)
• Spare Motors, sheaves, belts, misc gauges, valves, for ASH's
Compressor Spare Parts: Located in the Compressor House B-16, Second Floor (LOCK # X2440)
• Electrical parts for maintaining compressors
• Crane spare motors, gearboxes, power cables
• Miscellaneous dock spare parts

revision 2

PLOTTED: October 19, 2010 SPARE PARTS STORAGE AREAS.dwg

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

SCHEDULE 2

DEMOLITION AREA

The demolition shall consist of the removal of all process equipment within the areas from concrete floor to bottom cord of the building truss, including pits (but specifically excluding the skillet conveyor, high lift speed rack, team rooms and battery charging stations) in that certain contiguous area described as follows:

•	Area 1 is equal to 248 bays and roughly bounded by columns A to J and 23 to 08.

•	Area 2 is equal to 209 bays and roughly bounded by columns J to V and 11 to 08.

•	Area 3 is equal to 24 bays and roughly bounded by columns E to L and 08 to 012.

[Depiction attached]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

HAZ MATL /RECEIVING
BOILER BLDG
TRUCK PAINT
PLASTICS
NORTH CAR PAINT
STAMPING STORAGE
STAMPING
COMPRESSOR BLDG
BODY UNIT
BODY (TRUCK)
PRODUCTION CONTROL
BODY (CAR)
TOYOTA TSUSHO
AUDIT LAB
ASSEMBLY (TRUCK)
PRODUCTION CONTROL SOUTH DOCK
Q.C. (TRUCK)
ASSEMBLY (CAR)
Q.C. (CAR)

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

EXHIBIT A

BILL OF SALE

For good and valuable consideration, the receipt of which is hereby acknowledged, New United Motor Manufacturing, Inc., a California corporation (“Seller”), does hereby sell, transfer, and convey to Tesla Motors, Inc., a Delaware corporation (“Buyer”), certain personal property owned by Seller and located on and used in connection with the operation of that certain real property located in the County of Alameda, State of California, commonly known as 45500 Fremont Boulevard, California, as such personal property is more particularly described in the attached Schedule 1.

BUYER ACKNOWLEDGES THAT SELLER IS SELLING AND BUYER IS PURCHASING SUCH PERSONAL PROPERTY ON AN “AS IS WITH ALL FAULTS” BASIS AND THAT BUYER IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, FROM SELLER, ITS AGENTS, OR BROKERS AS TO ANY MATTERS CONCERNING SUCH PERSONAL PROPERTY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES AS TO TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

This Bill of Sale may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

Dated this     day of         , 2010.

SELLER:	New United Motor Manufacturing, Inc., a California corporation

By:
Name:
Title:

BUYER:	Tesla Motors, Inc., a Delaware corporation

By:
Name:
Title:

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

SCHEDULE 1 TO BILL OF SALE

LIST OF PERSONAL PROPERTY

BUILDING SYSTEMS SPARE PARTS

Power Distribution parts- Located in “tunnel” 2-Q-22

	Size
Buss	1600 A	3000A
Westinghouse	62	14
Square D	30	2
Plus misc. “L” and “T” sections, etc.

Tap box
Westinghouose	10
Square D	6
Tripac	12

Breakers
Westinghouse	3
Square D	6

Tri-Pac
Westinghouse	5
Square D	4

We also have replacement trip units for
Tri-Pacs, fuses, etc. in the tunnel.

Lighting parts- Next to scheduling deck

Lighting	Orion Fixtures 6 lamp	200	in boxes @ 2-K-18
	lamps 8’	25	boxes
	lamps 4’	6	boxes
	Misc. HID lamps	50	boxes (24 shelves)
	Misc Ballast	100	(40 shelves)
	Misc parts	3	cabinets. Breakers, connectors, fuses, etc.

ASH parts- Next to scheduling deck
ASH support	Filters	250	boxes (motor room & tunnel)

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

Pink Roll filter	6	rolls (back of shop)
motors 30hp	1	(motor room)
motors 40hp	2	(motor room)
motors 50hp	1	(motor room)
motors 75hp	1	(motor room)

A/C parts- In Facilities shop 2-M-25

Multiple parts associated with repairing and maintaining A/C units

Filters, refrigerant, etc.

Spare parts crib- In Facilities shop 2-M-25

All parts associated with maintaining the plant including

Ballasts, restroom parts, door repair parts and consumable parts for general repair.

Spare motors for ASH In Motor Room 2-E-34 and 2-B-16

(see ASH parts)

Sump pump parts- 1-YY-5

There are a few replacement sump pumps at this location.

Water treatment spare parts- In the “canopy” near Gen Stores Rec.

Replacement pumps and general spare parts for water treatment plant

Compressor spare parts- Compressor house and 2-B-16

Some electrical parts for maintaining the compressors

Also located in this crib: Crane spare motors, gearboxes, etc.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY TESLA MOTORS, INC.

EXHIBIT B

LETTER ACKNOWLEDGING MIXED USED DEVELOPMENT ON PARCELS 1 AND 3

TO BE TYPED ON TESLA LETTERHEAD

October     , 2010

Mr. John Didonato

President

New United Motor Manufacturing, Inc.

Post Office Box 14440

Fremont, CA 94539

re: Future Development Plans for NUMMI Parcels 1 and 3 (APN 519-0850-108, 519-0850-105-03 and 519-0850-106-02)

Dear Mr. Didonato:

In accordance with our purchase agreement dated May 26, 2010 and for the benefit of New United Motor Manufacturing, Inc, the former owner of Parcel 2, or its designee (“NUMMI”), Tesla Motors, Inc. (“Tesla”) acknowledges that the City of Fremont and NUMMI may enter into one or more agreements regarding the anticipated uses of the land commonly known as Parcels 1 and 3 (as referenced therein). Tesla will reasonably cooperate with and support NUMMI to [***], and Tesla will not object to, or support others to object to, the [***].

As referenced in the purchase agreement, the intent of Tesla is to continue the use of Parcel 2 as an automobile manufacturing facility.

This letter shall survive the closing of the transaction under the purchase agreement but otherwise remains subject to the terms and conditions of the purchase agreement.

Sincerely,

Tesla Motors, Inc.

By:

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.